Exhibit 10.9

                             INTERCREDITOR AGREEMENT

     This INTERCREDITOR AGREEMENT (as amended, restated or modified from time to time, the "Agreement") is dated as of December 31, 2003, and made by and among Bobby Lutz ("Senior Lender"), Broyd, Inc., a Texas corporation ("Junior Lender"), and Availent Financial, Inc., a Delaware corporation ("Borrower").

                                    RECITALS
                                    --------

     A. Borrower has executed and delivered to Senior Lender promissory notes dated as of February 12, 2003, currently in the aggregate original principal sum of $400,000.00 (the "Senior Note").

     B. Borrower has executed and delivered to Junior Lender a promissory note of even date herewith in the original principal sum of $3,250,000.00 (the "Junior Note").

     C. Senior Lender, Junior Lender and Borrower now desire to enter into this Agreement for the purposes set forth herein.

                                   AGREEMENTS
                                   ----------

     In consideration of the foregoing, the covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Senior Lender, Junior Lender and Borrower hereby agree as follows:


                Section 1.        Subordination.
                                  --------------

     (a) The capitalized terms used in this Agreement shall have the following meanings:

          (i) "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment, deposit, arrangement, security interest, encumbrance, lien (statutory or other and including without limitation, any attachment, levy, or judgment lien), preference, priority, or other security agreement or other preferential arrangement whatsoever, including, without limitation, the filing of any financing statement naming the owner of the asset to which such Lien relates as debtor.

          (ii) "Collateral" means all tangible and intangible personal property acquired by Senior Lender from Junior Lender pursuant to that certain Agreement for Sale and Purchase of Assets dated as of December 31, 2003, among Senior Lender, Junior Lender, Caroline
               D. Brown and Thomas P. Boyd, (as the same may have been or may hereafter be amended, supplemented, restated or replaced, the "Purchase Agreement"), and all accessions, appurtenances and additions to and substitutions for any of the foregoing and all products and proceeds of any of the foregoing, together with all renewals and replacements of any of the foregoing, all accounts, receivables, account receivables, instruments, notes, chattel paper, documents (including all documents of title), books, records, contract rights and general intangibles arising in connection with any of the foregoing (including all insurance and claims for insurance affected or held for the benefit of Senior Lender or Junior Lender in respect of the foregoing) and together with all general intangibles now owned by Senior Lender or existing or hereafter acquired, created or arising, related to any of the foregoing property.


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          (b)  Unless and until the Junior Lender has been repaid the sum of
               $3,250,000.00 in principal under the Junior Note, Junior Lender shall have a first and prior Lien in the Collateral and all proceeds thereof. To the extent that the Senior Lender and Junior Lender hold Liens covering the same portion of the Collateral, any Lien in the Collateral by the Senior Lender shall be, and is, junior and subordinate to all Liens in the Collateral held by the Junior Lender.

     Section 2. Obligations of Senior Lender Upon Exercise of the Junior Lender's Option to Unwind the Transactions Giving Rise to the Execution of the Junior Note. Upon the exercise by the Junior Lender of the option to unwind the transactions giving rise to the execution and delivery of the Junior Note, as set forth in the Purchase Agreement, Senior Lender covenants and agrees that he will cooperate with the parties to the Purchase Agreement and take such action as is reasonably required of it, at the Borrower's expense, to facilitate the unwinding of the transaction as provided for in the Purchase Agreement. Such action shall include, but shall not be limited to (a) permitting the transfers of such assets to the Junior Lender as may be contemplated by the provisions of the Purchase Agreement, and (b) as to any asset to be transferred to the Junior Lender, releasing or obtaining the release of any and all Liens on such assets in favor of Senior Lender or any other creditor having a secured interest in such assets under any of the loan documents relating to Senior Lender's Liens.

     Section 3. Conflicts. In the event of any conflict between (i) the provisions of this Agreement and (ii) the provisions of either of the Senior Note or Junior Note, the provisions of this Agreement shall govern.

     Section 4. Amendments; Waivers. No amendment, modification, or waiver of any of the provisions of this Agreement by Senior Lender or Junior Lender shall be deemed to be made unless the same shall be in writing signed on behalf of the party making such waiver and any such waiver shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the party making such waiver or, unless otherwise agreed, the obligations of the other party to such party in any other respect or at any other time.

     Section 5. Governing Law. This Agreement shall be governed by the laws of the state of Texas.

     Section 6. Notices. All notices to Senior Lender, Junior Lender or Borrower under this Agreement shall be sent to Senior Lender, Junior Lender or Borrower at the address given beneath its signature to this Agreement, or, as to each party, at such other address as may be designated by such party in a written notice to the other party. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, or sent by recognized commercial overnight courier service and shall be deemed to have been given when delivered in person, or one (1) business day after delivery to such courier service with charges prepaid and properly addressed.



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     Section 7. Counterparts. This Agreement maybe executed in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same document.

     Section 8. Successors and Assigns. The terms of this Agreement shall apply to, be binding upon, and inure to the benefit of the parties hereto, their successors, assigns and legal representatives, and all other persons claiming by, through, and under them.

                            [Signature Page Follows]











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     EXECUTED as of the date first above written.

                                     SENIOR LENDER:

                                     /s/ Bobby Lutz
                                     -----------------------------
                                     Bobby Lutz

                                     Address for Notice:





                                     JUNIOR LENDER:

                                     BROYD, INC.

                                     By: /s/ Thomas P. Boyd
                                     -----------------------------
                                     Name: Thomas P. Boyd
                                     Title: President

                                     Address for Notice:

                                     141905 Southwest Freeway, Suite 201
                                                       Sugar Land, Texas 77478
                                     Attention:  Thomas P. Boyd

                                     BORROWER:

                                     AVAILENT FINANCIAL, INC.


                                     By: /s/ Patrick A. McGeeney
                                     -----------------------------
                                     Name: Patrick A. McGeeney
                                     Title: CEO

                                     Address for Notice:

                                     2720 Stemmons Freeway
                                     South Tower, Suite 600
                                     Dallas, TX 75007


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